SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): September 4, 2001
                                                         -----------------

                           PIPELINE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                      0-23823                         84-1313024
   --------                      -------                         ----------
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                    1001 Kings Avenue, Suite 220
                     Jacksonville, Florida                      32207
               ---------------------------------------        ---------
               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number including area code: (904) 346-0170
                                                           --------------


       (Former name or former address, if changed since last report): N/A


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Item 5. OTHER EVENTS

     On September 4, 2001, Pipeline Technologies, Inc. issued the press release filed as Exhibit 99 to this Report and incorporated herein by reference. Also, the Company now does business under the trade name "Integriss" in connection with its telecommunications business.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits.

          99 Press Release dated September 4, 2001.


                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PIPELINE TECHNOLOGIES, INC.



Date: September 20, 2001                  By: /s/ Timothy J. Murtaugh
                                              -------------------------------
                                              Timothy J. Murtaugh, President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------
  99                     Press Release dated September 4, 2001